UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2012

NYSE Euronext

(Exact name of registrant as specified in its charter)

Delaware	001-33392	20-5110848
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Wall Street

New York, New York 10005

(Address of principal executive offices, including zip code)

(212) 656-3000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    Entry into a Material Definitive Agreement

The LIFFE Clearing and Financial Intermediary Services Agreement

ICE Clear Europe Limited (“ICE Clear”), a company incorporated under the laws of England and Wales and an affiliate of IntercontinentalExchange, Inc. (“ICE”), entered into a Clearing and Financial Intermediary Services Agreement, dated December 20, 2012, with LIFFE Administration and Management (“LIFFE”), an affiliate of NYSE Euronext (the “Agreement”), pursuant to which ICE Clear will provide LIFFE central counterparty clearing services and LIFFE will provide ICE Clear certain financial intermediary services.

Under the terms and subject to the conditions of the Agreement, LIFFE will appoint ICE Clear as the exclusive provider of central counterparty clearing services for all existing LIFFE products, with such clearing services expected to commence on July 1, 2013, subject to receipt of applicable required regulatory approvals and other conditions. In addition, ICE Clear will appoint LIFFE to provide financial intermediary services in respect of trades in existing LIFFE products. If the commencement of clearing services occurs after July 1, 2013 and such delay is attributable to ICE Clear or to certain other factors, including failure to obtain specified regulatory approvals, ICE Clear may be required to pay certain fees to LIFFE.

The Agreement sets forth the payment terms for the provision of each party’s services to the other, including the terms for clearing existing LIFFE products and any covered new LIFFE products. For clearing existing LIFFE products, ICE Clear will, in general, be paid its clearing costs plus an applicable margin. LIFFE may request ICE Clear to provide clearing services for new LIFFE products. In such instances, ICE Clear will, in general, be paid its clearing costs plus a margin for any additional services. LIFFE will be paid a fee for the services it provides.

The Agreement will terminate upon the occurrence of specified events, including suspension of clearing services to be provided by ICE Clear for a defined period, and certain other events of default by either ICE Clear or LIFFE. Each party may terminate the Agreement by serving written notice to the other after a specified time period. If the Agreement is terminated for any reason, ICE Clear will assist LIFFE in a transition to a replacement provider of clearing services.

Pursuant to the Agreement, the parties will establish a joint operations committee comprising three representatives of LIFFE and two of ICE Clear. The committee will supervise the management and provision of the services by either party, and will also determine clearing fees, costs and investments. If the joint operations committee recommends any changes to the services provided by ICE Clear pursuant to the Agreement, ICE Clear may be required to incur further costs and generally will be able to recover such costs from LIFFE. Under the Agreement, LIFFE will be entitled to nominate one director for appointment to ICE Clear’s board of directors and, where permissible, the Risk Committee and one observer to attend meetings of the ICE Clear board of directors and Risk Committee.

In certain circumstances relating to a change in control of LIFFE, the economic returns to each party, governance, and notice periods will be amended. The Agreement contains standard representations and warranties and other conditions. The Agreement requires the parties to negotiate in good faith in the event either party wishes to launch a product that is similar to a specified product already launched for trading or cleared by the other party. ICE Clear and LIFFE have agreed to cooperate to obtain all applicable required regulatory approvals and to ensure a smooth transition of clearing services from existing arrangements to ICE Clear’s Services. Each party will provide the other with licenses to use its intellectual property as necessary for the provision of services under the Agreement. ICE has agreed to guarantee all of the financial obligations of ICE Clear under the Agreement.

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should carefully read forward-looking statements, including statements that contain these words, because they discuss our future expectations or state other “forward-looking” information. Forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. ICE and NYSE Euronext caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement.

Forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving ICE and NYSE Euronext, including future financial results, ICE’s and NYSE Euronext’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in ICE’s and NYSE Euronext’s filings with the U.S. Securities and Exchange Commission (the “SEC”). These risks and uncertainties include, without limitation, the following: the inability to close the merger in a timely manner; the inability to complete the merger due to the failure of NYSE Euronext stockholders to adopt the merger agreement or the failure of ICE stockholders to approve the issuance of ICE common stock in connection with the merger; the failure to satisfy other conditions to completion of the merger, including receipt of required regulatory and other approvals; the failure of the proposed transaction to close for any other reason; the possibility that any of the anticipated benefits of the proposed transaction will not be realized; the risk that integration of NYSE Euronext’s operations with those of ICE will be materially delayed or will be more costly or difficult than expected; the challenges of integrating and retaining key employees; the effect of the announcement of the transaction on ICE’s, NYSE Euronext’s or the combined company’s respective business relationships, operating results and business generally; the possibility that the anticipated synergies and cost savings of the merger will not be realized, or will not be realized within the expected time period; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; general competitive, economic, political and market conditions and fluctuations; actions taken or conditions imposed by the United States and foreign governments or regulatory authorities; and adverse outcomes of pending or threatened litigation or government investigations. In addition, you should carefully consider the risks and uncertainties and other factors that may affect future results of the combined company, as will be described in the section entitled “Risk Factors” in the joint proxy statement/prospectus to be delivered to ICE’s and NYSE Euronext’s respective shareholders, and as described in ICE’s and NYSE Euronext’s respective filings with the SEC that are available on the SEC’s web site located at www.sec.gov, including the sections entitled “Risk Factors” in ICE’s Form 10-K for the fiscal year ended December 31, 2011, as filed with the SEC on February 8, 2012, and ICE’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2012, as filed with the SEC on August 1, 2012, and September 30, 2012, as filed with the SEC on November 5, 2012, and “Risk Factors” in NYSE Euronext’s Form 10-K for the fiscal year ended December 31, 2011, as filed with the SEC on February 29, 2012, and NYSE Euronext’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012, as filed with the SEC on May 4, 2012, and September 30, 2012, as filed with the SEC on November 8, 2012. You should not place undue reliance on forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Except for any obligations to disclose material information under the Federal securities laws, ICE undertakes no obligation to publicly update any forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, ICE intends to file with the SEC a registration statement on Form S-4, which will include a joint proxy statement/prospectus with respect to the proposed acquisition of NYSE Euronext. The final joint proxy statement/prospectus will be delivered to the stockholders of ICE and NYSE Euronext. INVESTORS AND SECURITY HOLDERS OF BOTH ICE AND NYSE EURONEXT ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN ITS ENTIRETY, INCLUDING ANY DOCUMENTS PREVIOUSLY FILED WITH THE SEC AND INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING ICE, NYSE EURONEXT AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about ICE and NYSE Euronext, without charge, at the SEC’s website at http://www.sec.gov. Investors may also obtain these documents, without charge, from ICE’s website at http://www.theice.com and from NYSE Euronext’s website at http://www.nyx.com.

PARTICIPANTS IN THE MERGER SOLICITATION

ICE, NYSE Euronext and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement.

You can find information about ICE and ICE’s directors and executive officers in ICE’s Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC on February 8, 2012, and ICE’s proxy statement for its 2012 annual meeting of stockholders, as filed with the SEC on March 30, 2012.

You can find information about NYSE Euronext and NYSE Euronext’s directors and executive officers in NYSE Euronext’s Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC on February 29, 2012, and NYSE Euronext’s proxy statement for its 2012 annual meeting of stockholders, filed with the SEC on March 26, 2012.

Additional information about the interests of potential participants will be included in the joint proxy statement/prospectuses, when it becomes available, and the other relevant documents filed by ICE and NYSE Euronext with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NYSE EURONEXT

Date: December 27, 2012	By:	/s/ Janet L. McGinness
	Name:	Janet L. McGinness
	Title:	Executive Vice President and Corporate Secretary